EXHIBIT 32.2

CERTIFICATION OF OFFICERS

OF AML COMMUNICATIONS, INC.

PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of AML Communications, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(c)           The quarterly report on Form 10-QSB for the period ended June 30, 2005 of the Company fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(d)          Information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 12, 2005

/S/: Susan Kelley
By: Susan Kelley,
Director of Finance and
Principal Accounting Officer